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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 30, 2000
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               (Date of Report - date of earliest event reported)

                             STONEHAVEN REALTY TRUST
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               (Exact name of registrant as specified in charter)

MARYLAND                                    0-25074              39-6594066
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(State or other jurisdiction of     (Commission File No.)         (IRS Employer
incorporation or organization)                               Identification No.)

               4101 DALHBERG DRIVE, GOLDEN VALLEY, MINNESOTA 55422
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                    (Address of principal executive offices)

                                 (763) 398-1100
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              (Registrant's telephone number, including area code)

                     2550 UNIVERSITY AVENUE WEST, SUITE 240
                            ST. PAUL, MINNESOTA 55114
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                            (Former Name and Address)

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Item 1 and Items 3, 4, 6, and 8 are not applicable and are therefore omitted.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

On June 30, 2000, Stonehaven Realty Trust (the "Company") transferred and sold to Wellington Management Corporation ("WMC"), a related party, the Company's entire interest in Lake Pointe Apartment Homes, Inc., a Wisconsin corporation and wholly-owned subsidiary of the Company ("Lake Pointe") and the Company's entire interest in Highlander Acquisition Company, LLC, a Wisconsin limited liability company ("Highlander") in exchange for 95,000 shares of the Company's Class B Junior Cumulative Convertible Preferred Shares (the "Class B Preferred Shares") owned by WMC (the "Exchange"). The Class B Preferred Shares were issued in 1999 for a value of $10.00 per share. In connection with the Exchange, WMC assumed the mortgage debt totaling approximately $2.7 million associated with Lake Pointe, the listing agreement between the Company and WMC's affiliate, WMC Realty, Inc. ("WRI") was terminated and no brokerage commission was paid to WRI.

Lake Pointe and Highlander own properties in Schofield, Wisconsin and Des Moines, Iowa, respectively, comprised of 72 and 154 residential units, respectively.

After giving effect to the Exchange, WMC continues to be a shareholder of the Company owning common shares.

ITEM 5.    OTHER EVENTS.

Further, in connection with the Exchange, Arnold K. Leas resigned as the Chairman of the Board of Trustees of the Company and Robert F. Rice entered into a Separation Agreement with the Company. Mr. Leas is President and Chief Executive Officer and a shareholder of WMC. Mr. Leas continues to be a shareholder of the Company and holds options to purchase common shares of the Company. Pursuant to the Separation Agreement, Mr. Rice resigned as Secretary and Trustee of the Company, was paid a severance payment of $40,000, and retained rights to hold options to purchase common shares of the Company. Mr. Rice also continues to be a shareholder of the Company.

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements - Not applicable

         (b) Pro Form Financial Statements - Not applicable

         (c) Exhibits

         Exhibit  Description
         Number

         10.1 Stock Exchange Agreement between the Company and WMC effective June 30, 2000

         10.2 Separation Agreement between the Company and Robert F. Rice effective June 30, 2000

         10.3     Resignation of Arnold K. Leas
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 14, 2000

                             STONEHAVEN REALTY TRUST

                             By:  /s/ Duane H. Lund
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                                  Duane H. Lund, Chief Executive Officer